UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2017
Petrolia Energy Corporation
(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Petrolia Energy Corporation (the “Company”, “we” and “us”) held its 2017 Annual Meeting of Stockholders on May 31, 2017 (the “Meeting”). At the Meeting, an aggregate of 53,082,258 shares of common stock, or 67.2% of our 79,034,505 total outstanding shares of common stock as of April 21, 2017, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in our definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 21, 2017), with the results of such voting as follows:

Proposal		For	Against*
1)

The election of seven (7) Directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal

	a) Leo Womack	53,066,758	15,500
	b) Zel C. Khan	53,066,758	15,500
	c) Lee H. Lytton	53,066,758	15,500
	d) Joel Oppenheim	53,066,758	15,500
	e) Quinten Beasley	53,066,758	15,500
	f) James E. Burns	53,066,758	15,500
	g) Saleem Nizami	53,066,758	15,500

		For	Against	Abstain
2)	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2017	51,816,758	15,500	1,250

		For	Against	Abstain*
3)	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above	53,065,838	15,500	920

* There were no Broker Non-Votes on these proposals.

As such, each of the seven (7) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 and 3 were approved by a majority of the votes which were present, in person or by proxy at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Paul Deputy
Paul Deputy Chief Financial Officer

Date: June 6, 2017